Fees Summary	Feb. 26, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 9,110,320.00
Previously Paid Amount	0.00
Total Fee Amount	1,258.14
Total Offset Amount	1,214.77
Net Fee	$ 43.37